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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER
	GAAP 2010	One Time Charges [1]	Normalized 2010 [2]	2009

NET SALES	$2,365.6		$2,365.6	$919.2

COSTS AND EXPENSES
Cost of sales	1,596.6	(123.7)	1,472.9	552.6
Gross margin	769.0	123.7	892.7	366.6
% to Net sales	32.5%		37.7%	39.9%

Selling, general and administrative	584.2	(15.7)	568.5	255.3
% to Net sales	24.7%		24.0%	27.8%

Operating margin	184.8	139.4	324.2	111.3
% to Net sales	7.8%		13.7%	12.1%

Other-net	65.1	(11.6)	53.5	(12.6)
Restructuring charges and asset impairments	85.8	(78.4)	7.4	9.9

Income from operations	33.9	229.4	263.3	114.0

Interest-net	24.6	—	24.6	15.3

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9.3	229.4	238.7	98.7

Income taxes (benefit)	(37.0)	(69.1)	32.1	26.7

NET EARNINGS FROM CONTINUING OPERATIONS	46.3	160.3	206.6	72.0

Less: net earnings attributable to non-controlling interests	0.5	—	0.5	1.2

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	45.8	160.3	206.1	70.8

Loss from discontinued operations before income taxes	—	—	—	(2.4)
Income tax benefit on discontinued operations	—	—	—	(1.1)

NET LOSS FROM DISCONTINUED OPERATIONS	—	—	—	(1.3)

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$45.8	$160.3	$206.1	$69.5

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.28	$0.98	$1.26	$0.89
Discontinued operations	—	—	—	(0.02)

Total basic earnings per share of common stock	$0.28	$0.98	$1.26	$0.88

DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.28	$0.97	$1.24	$0.89
Discontinued operations	—	—	—	(0.02)

Total diluted earnings per share of common stock	$0.28	$0.97	$1.24	$0.87

DIVIDENDS PER SHARE	$0.33			$0.32

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	162,847	162,847	162,847	79,327

Diluted	166,084	166,084	166,084	79,744

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, certain executive compensation and severance costs, transaction and integration costs.

2 The normalized 2010 statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the one-time charges associated with the Black & Decker merger.

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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE
	GAAP 2010	One Time Charges [1]	Normalized 2010 [2]	2009

NET SALES	$3,627.6		$3,627.6	$1,832.2

COSTS AND EXPENSES
Cost of sales	2,402.7	(165.3)	2,237.4	1,104.5
Gross margin	1,224.9	165.3	1,390.2	727.7
% to Net sales	33.8%		38.3%	39.7%

Selling, general and administrative	966.7	(64.7)	902.0	508.0
% to Net sales	26.6%		24.9%	27.7%

Operating margin	258.2	230.0	488.2	219.7
% to Net sales	7.1%		13.5%	12.0%

Other-net	130.0	(43.6)	86.4	17.7
Restructuring charges and asset impairments	183.2	(168.6)	14.6	19.0

(Loss) Income from operations	(55.0)	442.2	387.2	183.0

Interest-net	42.7	—	42.7	31.6

(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(97.7)	442.2	344.5	151.4

Income taxes (benefit)	(35.5)	(103.2)	67.7	40.4

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(62.2)	339.0	276.8	111.0

Less: net earnings attributable to non-controlling interests	0.6	—	0.6	1.9

NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	(62.8)	339.0	276.2	109.1

Loss from discontinued operations before income taxes	—	—	—	(3.5)
Income tax benefit on discontinued operations	—	—	—	(1.6)

NET LOSS FROM DISCONTINUED OPERATIONS	—	—	—	(1.9)

NET (LOSS) EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$(62.8)	$339.0	$276.2	$107.2

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(0.49)	$2.62	$2.13	$1.38
Discontinued operations	—	—	—	(0.02)

Total basic (loss) earnings per share of common stock	$(0.49)	$2.62	$2.13	$1.35

DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(0.49)	$2.57	$2.10	$1.37
Discontinued operations	—	—	—	(0.02)

Total diluted (loss) earnings per share of common stock	$(0.49)	$2.57	$2.10	$1.35

DIVIDENDS PER SHARE	$0.66			$0.64

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	129,163	129,163	129,163	79,220

Diluted	129,163	131,658	131,658	79,591

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, certain executive compensation and severance costs, transaction and integration costs.

2 The normalized 2010 statement of operations, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the one-time charges associated with the Black & Decker merger.

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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	July 3, 2010	January 2, 2010
ASSETS
Cash and cash equivalents	$1,598.4	$400.7
Accounts and notes receivable	1,550.0	532.0
Inventories	1,295.2	366.2
Other current assets	428.8	113.0

Total current assets	4,872.4	1,411.9

Property, plant and equipment, net	1,067.0	575.9
Goodwill and other intangibles, net	7,711.2	2,594.8
Other assets	345.0	186.5

Total assets	$13,995.6	$4,769.1

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$771.3	$298.4
Accounts payable	979.5	410.1
Accrued expenses	1,323.9	483.5

Total current liabilities	3,074.7	1,192.0

Long-term debt	2,318.7	1,084.7
Other long-term liabilities	1,967.7	480.9
Stanley Black & Decker, Inc. shareowners’ equity	6,609.2	1,986.1
Non-controlling interests equity	25.3	25.4

Total liabilities and equity	$13,995.6	$4,769.1

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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	SECOND QUARTER
		One-Time
		Charges and
	GAAP 2010	Payments [1]	Normalized 2010 [2]	2009
OPERATING ACTIVITIES

Net earnings	$45.8	$160.3	$206.1	$69.5
Depreciation and amortization	92.7		92.7	48.9
Changes in working capital	(20.0)		(20.0)	29.7
Other	102.5	(133.1)	(30.6)	(80.0)

Net cash provided by operating activities	221.0	27.2	248.2	68.1

INVESTING AND FINANCING ACTIVITIES

Capital and software expenditures	(35.1)	—	(35.1)	(25.1)
Business acquisitions and asset disposals	(10.9)	—	(10.9)	0.3
Cash dividends on common stock	(54.6)	—	(54.6)	(25.3)
Other	(27.4)	—	(27.4)	10.3

Net cash (used in) investing and financing activities	(128.0)	—	(128.0)	(39.8)

Increase in Cash and Cash Equivalents	93.0	27.2	120.2	28.3

Cash and Cash Equivalents, Beginning of Period	1,505.4	—	1,505.4	128.0

Cash and Cash Equivalents, End of Period	$1,598.4	$27.2	$1,625.6	$156.3

Free Cash Flow Computation [3]

Operating Cash Inflow	$221.0		$248.2	$68.1
Less: capital and software expenditures	(35.1)		(35.1)	(25.1)

Free Cash Inflow (before dividends)	$185.9		$213.1	$43.0

1 One-time charges and payments relate primarily to the Black & Decker merger, including inventory step-up (non-cash), facility closure related charges, certain executive compensation and severance costs, transaction and integration costs.

2¸ 3Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of Black & Decker merger-related payments and charges.

The change in working capital is comprised of accounts receivable, inventory and accounts payable.

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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	YEAR TO DATE
		One-Time
		Charges and
	GAAP 2010	Payments [1]	Normalized 2010 [2]	2009
OPERATING ACTIVITIES

Net (loss) earnings	$(62.8)	$339.0	$276.2	$107.2
Depreciation and amortization	152.4		152.4	96.9
Changes in working capital	(110.4)		(110.4)	(15.6)
Other	209.1	(219.8)	(10.7)	(116.8)

Net cash provided by operating activities	188.3	119.2	307.5	71.7

INVESTING AND FINANCING ACTIVITIES

Capital and software expenditures	(57.2)	—	(57.2)	(46.8)
Business acquisitions and asset disposals	(18.1)	—	(18.1)	(5.7)
Cash acquired from Black & Decker	949.4	—	949.4	—
Cash dividends on common stock	(88.9)	—	(88.9)	(50.6)
Other	224.2	—	224.2	(23.9)

Net cash provided by (used in) investing and financing activities	1,009.4	—	1,009.4	(127.0)

Increase (decrease)in Cash and Cash Equivalents	1,197.7	119.2	1,316.9	(55.3)

Cash and Cash Equivalents, Beginning of Period	400.7	—	400.7	211.6

Cash and Cash Equivalents, End of Period	$1,598.4	$119.2	$1,717.6	$156.3

Free Cash Flow Computation [3]

Operating Cash Inflow	$188.3		$307.5	$71.7
Less: capital and software expenditures	(57.2)		(57.2)	(46.8)

Free Cash Inflow (before dividends)	$131.1		$250.3	$24.9

1 One-time charges and payments relate primarily to the Black & Decker merger, including inventory step-up (non-cash), facility closure related charges, certain executive compensation and severance costs, transaction and integration costs.

2¸ 3Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of Black & Decker merger-related payments and charges.

The change in working capital is comprised of accounts receivable, inventory and accounts payable.

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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	SECOND QUARTER
	GAAP 2010	One-Time Charges [1]	Normalized 2010 [2]	2009
NET SALES
Construction & DIY	$1,322.3		$1,322.3	$324.2
Security	571.4		571.4	390.6
Industrial	471.9		471.9	204.4

Total	$2,365.6		$2,365.6	$919.2

SEGMENT PROFIT
Construction & DIY	$118.1	$88.4	$206.5	$36.5
Security	67.7	21.7	89.4	74.4
Industrial	51.8	13.6	65.4	19.3

Segment Profit	237.6	123.7	361.3	130.2
Corporate Overhead	(52.8)	15.7	(37.1)	(18.9)

Total	$184.8	$139.4	$324.2	$111.3

Segment Profit as a Percentage of Net Sales
Construction & DIY	8.9%		15.6%	11.3%
Security	11.8%		15.6%	19.0%
Industrial	11.0%		13.9%	9.4%

Segment Profit	10.0%		15.3%	14.2%
Corporate Overhead	-2.2%		-1.6%	-2.1%

Total	7.8%		13.7%	12.1%

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, certain executive compensation and severance costs, and integration costs.

2 The normalized 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger.

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STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	YEAR TO DATE
	GAAP 2010	One-Time Charges [1]	Normalized 2010 [2]	2009
NET SALES
Construction & DIY	$1,883.7		$1,883.7	$627.5
Security	985.3		985.3	764.3
Industrial	758.6		758.6	440.4

Total	$3,627.6		$3,627.6	$1,832.2

SEGMENT PROFIT
Construction & DIY	$169.6	$120.3	$289.9	$65.3
Security	131.8	27.0	158.8	145.0
Industrial	85.1	18.0	103.1	43.8

Segment Profit	386.5	165.3	551.8	254.1
Corporate Overhead	(128.3)	64.7	(63.6)	(34.4)

Total	$258.2	$230.0	$488.2	$219.7

Segment Profit as a Percentage of Net Sales
Construction & DIY	9.0%		15.4%	10.4%
Security	13.4%		16.1%	19.0%
Industrial	11.2%		13.6%	9.9%

Segment Profit	10.7%		15.2%	13.9%
Corporate Overhead	-3.5%		-1.8%	-1.9%

Total	7.1%		13.5%	12.0%

1 One-time charges relate primarily to the Black & Decker merger, including inventory step-up, facility closure related charges, certain executive compensation and severance costs, and integration costs.

2 The normalized 2010 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the one-time charges associated with the Black & Decker merger.